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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 6, 2001


                         AMERITRADE HOLDING CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                        0-22163                 47-0642657
         --------                        -------                 ----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)



             4211 South 102nd Street
                  Omaha, Nebraska                              68127
             -----------------------                           -----
     (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (402) 331-7856

                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         On September 21, 2001, Ameritrade Holding Corporation (the "Company") filed a Current Report on Form 8-K to report its acquisition on September 6, 2001 of all of the shares of common stock of National Discount Brokers Corporation, a New York corporation. Pursuant to Item 7 of Form 8-K, the Company indicated that it would file certain financial information no later than the date by which such information is required to be filed pursuant to Form 8-K. This Amendment is filed to provide such required financial information.

(a)       Financial Statements of Businesses Acquired

     (i) Included herein as Exhibit 99.1 are the unaudited Condensed Financial Statements of National Discount Brokers Corporation for the six months ended June 30, 2001 and 2000.

     (ii) Included herein as Exhibit 99.2 are the audited Financial Statements and Schedules of National Discount Brokers Corporation as of December 31, 2000 and for the seven months then ended with accompanying Independent Auditors' Report.

    (iii) Included herein as Exhibit 99.3 are the audited Financial Statements and Schedules of National Discount Brokers Corporation as of May 31, 2000 and for the year then ended with accompanying Report of Independent Accountants.

     (iv) Included herein as Exhibit 99.4 are the audited Financial Statements and Schedules of Triak Services Corp. (predecessor of National Discount Brokers Corporation) as of May 31, 1999 and for the year then ended with accompanying Report of Independent Accountants.

     (v) Included herein as Exhibit 99.5 are the audited Financial Statements and Schedules of Triak Services Corp. (predecessor of National Discount Brokers Corporation) as of May 31, 1998 and for the year then ended with accompanying Independent Auditors' Report.

(b)       Pro Forma Financial Information

         The following pro forma financial information, together with accompanying summary and notes, is included herein as Exhibit 99.6:

     (i) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Balance Sheet as of June 29, 2001.

     (ii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed Statement of Operations for the Year Ended September 29, 2000.


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    (iii) Ameritrade Holding Corporation Unaudited Pro Forma Combined Condensed
          Statement of Operations for the Nine Months Ended June 29, 2001.

(c)       Exhibits

2.1 Purchase Agreement, dated as of July 30, 2001, between National Discount Brokers Group, Inc. and Ameritrade Holding Corporation (incorporated by reference to Exhibit 2.1 to the Company's Current Report on Form 8-K filed September 21, 2001)

23.1      Consent of KPMG LLP

23.2      Consent of PricewaterhouseCoopers LLP

99.1 Unaudited Condensed Financial Statements of National Discount Brokers Corporation for the six months ended June 30, 2001 and 2000

99.2 Audited Financial Statements and Schedules of National Discount Brokers Corporation as of December 31, 2000 and for the seven months then ended with accompanying Independent Auditors' Report

99.3 Audited Financial Statements and Schedules of National Discount Brokers Corporation as of May 31, 2000 and for the year then ended with accompanying Report of Independent Accountants

99.4 Audited Financial Statements and Schedules of Triak Services Corp. as of May 31, 1999 and for the year then ended with accompanying Report of Independent Accountants

99.5 Audited Financial Statements and Schedules of Triak Services Corp. as of May 31, 1998 and for the year then ended with accompanying Independent Auditors' Report

99.6 Unaudited Pro Forma Combined Condensed Financial Statements of Ameritrade Holding Corporation as of June 29, 2001 and for the year ended September 29, 2000 and the nine months ended June 29, 2001


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  November 19, 2001                        AMERITRADE HOLDING CORPORATION


                                                 By: /s/ John R. MacDonald
                                                     ---------------------------
                                                     John R. MacDonald
                                                     Executive Vice President,
                                                     Chief Financial Officer
                                                     and Treasurer



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